UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-215496	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

 19206 Huebner Road, Suite 202, San Antonio, Texas 78258

(Address of principal executive offices) (Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

__________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]       Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

On or about December 28, 2020, Wytec International, Inc., a Nevada corporation (“Wytec”), entered into an agreement (“Agreement”) with Dalmore Group, LLC (“Dalmore”), a registered member of the Financial Industry Regulatory Authority (“FINRA”), pursuant to which Dalmore has agreed to provide or arrange certain administrative services for our planned offering pursuant to Regulation A of Section 3(b) of the Securities Act of 1933, as amended, including integrating Prime Trust, LLC as the escrow agent and arranging a portal website to facilitate investor access to the offering materials, and to automate subscription processing and verification. In consideration for these services, Wytec has agreed to pay Dalmore the following consideration: (a) a commission equal to one percent (1%) of the total gross proceeds of the offering, payable from the escrow account as funds are raised, (b) a one-time fee of $20,000 in cash, payable within thirty (30) days of the commencement of the offering, (c) reimbursement of Dalmore’s legal expenses up to $5,000, payable upon signing the agreement (already paid), and (d) reimbursement of Dalmore’s FINRA fees for the offering, estimated to be $3,500 and payable upon signing of the agreement (already paid). The agreement has a one-year term subject to earlier termination by either party upon 60 days’ prior written notice, or sooner if there is a breach of the agreement, and subject to annual renewal by the parties.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)       Exhibits

10.1	Broker-Dealer Agreement with Dalmore Group, LLC, executed as of December 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

(Registrant)

Date: January 8, 2021

/s/ William H. Gray

William H. Gray, Chief Executive Officer